Exhibit 99.2

Nasdaq: APEI Second Quarter 2024 Earnings Presentation

2 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Forward Looking Statements Statements made in this presentation regarding American Public Education, Inc . or its subsidiary institutions (“APEI” or the “Company”) that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potentially,” “project,” “should,” “will,” “would,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expectations for growth registration, enrollments, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, free cash flow, and plans with respect to and future impacts of recent, current and future initiatives . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : the Company’s failure to comply with regulatory and accrediting agency requirements, including the “ 90 / 10 Rule”, and to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure ; the Company’s dependence on the effectiveness of its ability to attract students who persist in its subsidiary institutions’ programs ; changing market demands ; declines in enrollments at the Company’s subsidiary institutions ; the enactment of legislation that adversely impacts the Company or its subsidiary institutions ; the Company’s inability to effectively brand or market its subsidiary institutions and its subsidiary institutions’ programs ; the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students ; the loss or disruption of the Company’s ability to receive funds under tuition assistance programs or the reduction, elimination, or suspension of tuition assistance ; adverse effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed ; the Company’s need to successfully adjust to future market demands by updating existing programs and developing new programs ; the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid ; economic and market conditions and changes in interest rates ; difficulties involving acquisitions ; the Company’s indebtedness and preferred stock ; the Company’s dependence on and the need to continue to invest in its technology infrastructure, including with respect to third - party vendors ; the inability to recognize the anticipated benefits of the Company’s cost savings and revenue - generating efforts ; the Company’s ability to manage and limit its exposure to bad debt ; and the risk factors described in the risk factor section and elsewhere in the Company’s most recent annual report on Form 10 - K and quarterly report on Form 10 - Q and in the Company’s other SEC filings . You should not place undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

3 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliatio n. Key Take - Aways ▪ APEI Revenue: $ 152.9 million – fourth consecutive quarter of year - over - year growth ▪ Net loss available to common stockholders: ($1.2) million and net loss per diluted common share of ($0.06) vs. ($52.7) million and ($2.93) in 2Q23. 2Q23 included a $64 million non - cash impairment related to Rasmussen goodwill and intangible assets. ▪ 2Q 2024 Adjusted EBITDA increased 24% year - over - year to $10.9 million, towards the high end of quarterly guidance. ▪ 3Q 2024 enrollment at Rasmussen increased slightly compared to 3Q 2023 – the first year - over - year increase since 2021. Approximately one quarter ahead of internal projections. FY24 Guidance Summary (MM) APEI continues to execute on its turnaround at Rasmussen and return to overall growth and profitability. We are focused on core military/veterans and nursing/health - ed businesses that have stable and long - term demand. Management has addressed operational challenges and continues to position the enterprise for sustainable long - term growth. 3Q24 Guidance Summary (MM) APEI Executive Summary

APEI Education Platform

apei

For Service Minded Students

American Public University System
AMU APU

- #1 market positions in active-duty military and veterans
- ~90,000 adult learners from over 90 countries during 2023
- APUS in top 11% for students' return on educational investment, compared to 4,500 colleges and universities nationwide[1]

RASMUSSEN UNIVERSITY

- Full ladder of nursing curriculum (PN, ADN, BSN, MSN, FNP, DNP); 15 allied health / healthcare programs; 20 campuses, 6 states and online
- Rasmussen educates >13,500 students: 49% on-ground health ed and 51% online

Graduate School USA

- #2 provider of training to the federal workforce
- 300+ courses offered, modernizing government and professional training with short-form courses, training, and continuing education

HONDROS COLLEGE OF NURSING

- PN degree and ADN (RN) degree offerings; 8 campuses in three contiguous Midwestern states
- Hondros educates >3,300 nursing students with roughly 65% enrolled in PN program and 35% in RN

National Nursing Platform

#1 provider of pre-licensure ADN+PN education


Hondros
Rasmussen
Current Campuses

28
campuses

~$160MM+
in Nursing Revenue

1) According to the Georgetown University Center on Education and the Workforce (2022). Ranking based on 20-year NPV https://cew.Georgetown.edu/cew-reports/roi2022/.

4

5 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. ▪ Net course registrations grew +1.7% in 2Q24 vs. 2Q23 ▪ 1%+ military growth ▪ Revenue growth driven by growth in registrations and impact of select tuition and fee increases in 2023 and 2024 ▪ 2Q24 EBITDA of $19.5M & EBITDA margin of 25% ▪ 3Q24 registration guidance of (2%) to 0% (90,500 to 92,300 registrations) APUS Summary *Note: 3Q24 reflects mid - point of registration guidance

6 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Hondros Summary ▪ 18 consecutive quarters of year - over - year enrollment growth through 3Q24 ▪ 2Q24 enrollments were 9.4% higher than 2Q23 ▪ Hondros NCLEX scores exceeded thresholds in 2Q24 ▪ 3Q24 enrollment is 10.4% higher than a strong 3Q23 comparable

7 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Rasmussen Summary *Excludes 4 programs in Wisconsin that don’t report official results. 16,200 15,900 15,000 15,600 14,300 13,900 13,500 14,100 13,500 13,600 13,500 - 6% - 6% - 8% - 9% - 12% - 13% - 10% - 10% - 6% - 2% 0.1% -14% -12% -10% -8% -6% -4% -2% 0% 12,000 12,500 13,000 13,500 14,000 14,500 15,000 15,500 16,000 16,500 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Rasmussen Total Enrollment Total Enrollment Total Yr/Yr % Change ▪ 3Q24 enrollment was slightly positive, marking the first year - over - year improvement since 2021 ▪ Online enrollment increased 5% in both 2Q24 and 3Q24, compared to respective prior year periods ▪ On - ground Healthcare enrollment continued to improve sequentially, down 9% in 2Q24 and down 6% in 3Q24 ▪ Strong growth in BSN enrollments and other on - ground healthcare programs offset by declines in ADN program ▪ NCLEX scores were again strong in 2Q24  22 of 25 programs* met the applicable state benchmark YTD2Q24

8 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. APEI Revenue ▪ Continued solid revenue growth at APUS driven by net course registration increases and select tuition and fee increases implemented in 2023 and 2024 ▪ RU revenue increase due primarily to stabilized enrollment and growth in online enrollments and an increase in tuition ▪ Continued strength in enrollments and modest tuition and fee increases drove record quarterly revenue at HCN ▪ Revenue at GSUSA impacted by continued government spending uncertainty in 2Q24 1 Revenue Summary by Education Unit 1 Graduate School USA includes nominal amount of corporate revenue eliminations ($ in millions) 2Q23 2Q24 % Change $73.6 $77.0 5% $52.0 $53.0 2% $14.3 $16.4 15% $7.4 $6.4 -14% $147.2 $152.9 4%

9 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Segment Summary ($ in millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 2Q24 Revenue $74.0 $73.6 $76.4 $79.4 303.3$ $80.7 $77.0 EBITDA $18.5 $20.2 $23.3 $30.5 92.5$ $24.3 $19.5 Margin 25% 28% 30% 38% 30% 30% 25% Revenue $57.5 $52.0 $52.1 $52.6 214.1$ $53.1 $53.0 EBITDA ($4.5) ($7.1) ($5.3) $0.4 (16.5)$ ($2.7) ($4.7) Margin -8% -14% -10% 1% -8% -5% -9% Revenue $13.1 $14.3 $13.7 $15.8 56.9$ $16.4 $16.4 EBITDA ($1.0) $0.1 ($0.3) $1.1 (0.1)$ $0.0 ($0.4) Margin -8% 1% -2% 7% 0% 0% -2% Revenue $5.1 $7.4 $8.6 $5.1 26.2$ $4.2 $6.4 EBITDA ($1.3) $0.8 $1.6 ($1.1) 0.0$ ($1.1) ($0.7) Margin -25% 11% 18% -22% 0% -27% -11% Corporate (6.9)$ (7.4)$ (5.7)$ (7.1)$ (27.1)$ (7.2)$ (5.5)$ Consolidated Revenue $149.7 $147.2 $150.8 $152.8 600.5$ $154.4 $152.9 Consolidated EBITDA $4.8 $6.7 $13.4 $23.8 48.7$ $13.2 $8.2 (+) Adjustments 2.2$ 2.1$ 4.7$ 1.9$ 10.9$ 3.8$ 2.7$ Consolidated Adj. EBITDA 7.0$ 8.8$ 18.1$ 25.7$ 59.6$ 17.1$ 10.9$ Margin 5% 6% 12% 17% 10% 11% 7% APEI APUS RU HCN GSUSA Continued registration growth in 2Q24, select tuition and fee increases, and lower marketing spend Stabilizing environment and first positive enrollment comp in 3Q24 since our acquisition Continued strength in enrollment momentum Lower 2Q24 revenue and EBITDA driven by uncertainty in government environment Education Unit EBITDA & Margin Profile Note: See note 16 to the financial statements included in the 2023 10 - K. Reflects income (loss) from operations before interest, income taxes, gain (loss) from acquisitions, + depreciation & amortization. Please refer to slide 17 and appendix for GAAP to non - GAAP reconciliation. 1. APUS excludes $2.8MM of losses in 4Q23 related to Loss on Disposal of Long - lived assets and Losses on assets held for sale. 2. Rasmussen excludes a non - cash impairment of $64MM in 2Q23. Also excludes $2.4MM for Collegis transition services expense in 1Q23, $2.9MM for lease termination and campus consolidation expense in 1Q24 and $0.8MM in leas e termination costs in 2Q24. 3. GSUSA and Corporate combined comprise the Corporate & Other segment, as discussed in footnote 16 within the 2023 10 - K disclosure . 2 1 3

10 Accreditations include, but are not limited to the following: Investment Summary ▪ Addressable market expected to grow at >10% over the next 5 years to >$100 billion  APUS in top 11% for student return on educational investment  250,000 registered nurses needed per year; APEI graduates ~10,000 per year ▪ Turnaround at Rasmussen underway and on trajectory for growth, positive EBITDA  3Q24 enrollments increased slightly; first positive year over year improvement since the acquisition ▪ Hondros delivering high enrollment and consistent revenue growth ▪ Expected to deliver $60 - $70 million of adjusted EBITDA in 2024 ▪ Expected to deliver Free Cash Flow 1 growth of ~50% to $46.5MM in 2024 ▪ Strong balance sheet with $156 million of cash and no net debt 1 Free Cash Flow defined as Adjusted EBITDA less Capital Expenditures

11 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. VISION Education that transforms lives, advances careers, and improves communities. MISSION Powering Purpose, Potential and Prosperity for Those Who Serve. VALUES Be Customer Centric • Be Accountable Be Agile • Be Respectful & Inclusive Do the Right Thing

12 Appendix

13 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Education Unit Operating Income and Margin Profile Notes: See note 16 to the financial statements included in the 2023 10 - K. Reflects income (loss) from operations before interest, incom e taxes, and gain (loss) from acquisitions. Operating Income ($ in millions) 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 APUS 17.1$ 18.9$ 21.9$ 26.5$ 23.1$ 18.3$ Margin 23% 26% 29% 33% 29% 24% Rasmussen (12.9)$ (77.3)$ (10.6)$ (2.9)$ (9.0)$ (8.8)$ Margin -22% -149% -20% -5% -17% -17% Hondros (1.3)$ (0.2)$ (0.6)$ 0.8$ (0.3)$ (0.7)$ Margin -10% -2% -5% 5% -2% -5% Graduate School (1.4)$ 0.7$ 1.4$ (1.3)$ (1.3)$ (0.9)$ Margin -27% 9% 16% -24% -30% -13% Corporate (6.9)$ (7.4)$ (5.8)$ (7.2)$ (7.4)$ (5.6)$ Consolidated Operating Income (5.4)$ (65.3)$ 6.4$ 15.9$ 5.2$ 2.2$ (+) Impairments & Other 2.4$ 64.0$ -$ 2.8$ 2.9$ 0.8$ Consolidated Adj. Operating Income (3.0)$ (1.3)$ 6.4$ 18.7$ 8.1$ 3.0$ Margin -2% -1% 4% 12% 5% 2%

14 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Full Year ($ in millions) 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 Revenue 74.0 73.6 76.4 79.4 303.3 80.7 77.0 Operating Income (1) 17.1 18.9 21.9 26.5 84.4 23.1 18.3 (+) D&A 1.4 1.3 1.3 1.3 5.3 1.2 1.2 (+) Impairment / Other - - - 2.8 2.8 - EBITDA 18.5 20.2 23.3 30.5 92.5 24.3 19.5 EBITDA Margin 25.0% 27.5% 30.4% 38.4% 30.5% 30.2% 25.3% Revenue 57.5 52.0 52.1 52.6 214.1 53.1 53.0 Operating Income (1) (12.9) (77.3) (10.6) (2.9) (103.6) (9.0) (8.8) (+) D&A 5.9 6.2 5.2 3.3 20.6 3.3 3.3 (+) Impairment / Other 2.4 64.0 - - 66.4 2.9 0.8 EBITDA (4.5) (7.1) (5.3) 0.4 (16.5) (2.7) (4.7) EBITDA Margin -7.9% -13.6% -10.3% 0.8% -7.7% -5.2% -8.9% Revenue 13.1 14.3 13.7 15.8 56.9 16.4 16.4 Operating Income (1) (1.3) (0.2) (0.6) 0.8 (1.4) (0.3) (0.7) (+) D&A 0.3 0.3 0.3 0.3 1.3 0.3 0.4 (+) Impairment / Other - - - - - EBITDA (1.0) 0.1 (0.3) 1.1 (0.1) 0.0 (0.4) EBITDA Margin -7.7% 0.6% -2.4% 7.0% -0.3% 0.1% -2.3% Revenue 5.1 7.4 8.6 5.1 26.2 4.2 6.4 Operating Income (1) (8.3) (6.7) (4.3) (8.4) (27.8) (8.6) (6.5) (+) D&A 0.1 0.1 0.2 0.2 0.7 0.3 0.3 EBITDA (8.1) (6.6) (4.2) (8.2) (27.1) (8.4) (6.2) Revenue 149.7 147.2 150.8 152.8 600.5 154.4 152.9 Operating Income (1) (5.4) (65.3) 6.4 15.9 (48.3) 5.2 2.2 (+) D&A 7.8 8.0 7.0 5.1 27.8 5.1 5.2 (+) Impairment / Other 2.4 64.0 - 2.8 69.2 2.9 0.8 EBITDA 4.8 6.7 13.4 23.8 48.7 13.2 8.231 EBITDA Margin 3.2% 4.5% 8.9% 15.6% 8.1% 8.6% 5.4% (+) Adjustments 2.2 2.1 4.7 1.9 10.9 3.8 2.7 Adjusted EBITDA 7.0 8.8 18.1 25.7 59.6 17.1 10.9 Adjusted EBITDA Margin 4.7% 6.0% 12.0% 16.8% 9.9% 11.0% 7.1% (1) See note 16 to the financial statements in the 2023 10 - K. Reflects income (loss) from operations before interest, income taxes, and gain / (loss) from acquisition. Corporate + APEI Revenue Education Unit Overview – Operating Income to EBITDA Reconciliation

15 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. 2Q24 Enrollment and Registration Summary 2Q 2024 2Q 2023 % Change APUS Registrations 89,800 88,300 2% Total Rasmussen Enrollment 13,600 13,900 -2% Rasmussen On-ground Enrollment 6,200 6,800 -9% Rasmussen Online Enrollment 7,400 7,100 4% HCN Enrollment 3,300 3,000 10%

16 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Non - GAAP Disclosures   (in thousands, except per share data)         Net loss available to common stockholders $ (1,160) $ (52,719) $ (2,179) $ (59,916) Preferred dividends 1,531 1,487 3,066 2,944 Net income (loss) $ 371 $ (51,232) $ 887 $ (56,972) Income tax (benefit) expense (16) (15,137) 1,197 (16,551) Interest expense, net 785 1,097 911 2,876 Equity investment loss 1,080 4 4,407 9 Depreciation and amortization 5,232 7,953 10,360 15,709 EBITDA 7,452 (57,315) 17,762 (54,929) Impairment of goodwill and intangible assets - 64,000 - 64,000 Severance Costs 505 - 505 - Loss on leases 779 - 3,715 - Stock compensation 1,823 2,068 3,741 4,292 Loss on disposals of long-lived assets 184 32 212 33 Transition services costs 182 - 2,047 2,403 Adjusted EBITDA $ 10,925 $ 8,785 $ 27,982 $ 15,799 Six Months Ended June 30, 2024 2023 Three Months Ended June 30, 2024 2023

17 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Non - GAAP Disclosures (continued)

Company Steve Somers, CFA Chief Strategy & Corporate Development Officer investorrelations@apei.com Investor Relations Brian M. Prenoveau , CFA MZ Group 561 - 489 - 5315 APEI@mzgroup.us NASDAQ: APEI www.apei. com